Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
U.S. Bancorp Investments, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Australia and New Zealand Banking Group Ltd.; Barclays Capital Inc.; CastleOak Securities, L.P.; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; Lloyds Bank plc; Loop Capital Markets LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; National Australia Bank Ltd.; Natixis Securities Americas LLC; Nomura Securities International, Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Sandler, O’Neill & Partners, L.P.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; Siebert Brandford Shank & Co., L.L.C.; SMBC Nikko Securities Inc.; Standard Chartered Bank; U.S. Bancorp Investments, Inc.; UniCredit Banca SpA; Williams Capital Group, L.P.
Name of Issuer:
AMERICAN INTERNATIONAL GROUP
Title of Security:
AMERICAN INTERNATIONAL GROUP, 4.5% 16 JUL 2044-44
Date of First Offering:
07/09/2014
Dollar Amount Purchased:
521,834
Number of Shares or Par Value of Bonds Purchased:
525,000
Price Per Unit:
99.40
Resolution Approved:
Approved at the December 18, 2014 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Australia and New Zealand Banking Group Ltd.; BBVA Securities Inc.; Capital One Securities, Inc.; CastleOak Securities, L.P.; CIBC World Markets Inc.; Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.; Drexel Hamilton, LLC; Great Pacific Fixed Income Securities, Inc.; ING Financial Markets LLC; Lloyds Bank plc; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; National Australia Bank Ltd.; Natixis Securities Americas LLC; Rabo Securities USA, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; Standard Chartered Bank; Williams Capital Group, L.P.
Name of Issuer:
BANK OF AMERICA CORP
Title of Security:
BANK OF AMERICA CORPORATION 6.25% 05 SEP 2049-24
Date of First Offering:
09/02/2014
Dollar Amount Purchased:
25,000
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the December 18, 2014 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; Advisors Asset Management, Inc.; B.C. Ziegler and Company; Banca IMI S.p.A.; Barclays Capital Inc.; BBVA Securities Inc.; Blaylock & Company, Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; Boenning & Scattergood, Inc.; Cabrera Capital Markets, LLC; Capital One Securities, Inc.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; City Securities Corp.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc.; D.A. Davidson & Co. Inc.; Davenport & Company LLC; Drexel Hamilton, LLC; Fifth Third Securities, Inc.; FTN Financial Securities Corp.; Great Pacific Fixed Income Securities, Inc.; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Janney Montgomery Scott LLC; KeyBanc Capital Markets Inc.; Lebenthal & Co., LLC; Loop Capital Markets LLC; Maxim Group, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mesirow Financial, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Regions Bank; Robert W. Baird & Co. Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; Siebert Brandford Shank & Co., L.L.C.; Skandinaviska Enskilda Banken AB (publ); Southwest Securities, Inc.; Stifel, Nicolaus & Company, Inc.; TD Securities USA LLC; Telsey Advisory Group LLC; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wedbush Securities Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.; Williams Capital Group, L.P.
Name of Issuer:
MORGAN STANLEY
Title of Security:
MORGAN STANLEY
Date of First Offering:
09/11/2014
Dollar Amount Purchased:
28,400
Number of Shares or Par Value of Bonds Purchased:
1,136
Price Per Unit:
25.00
Resolution Approved:
Approved at the December 18, 2014 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Cambridge International Securities, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group, L.P.
Name of Issuer:
TEACHERS INSUR & ANNUITY
Title of Security:
TEACHERS INSURANCE AND ANNUI 4.9% 15 SEP 2044 144A
Date of First Offering:
09/15/2014
Dollar Amount Purchased:
179,833
Number of Shares or Par Value of Bonds Purchased:
180,000
Price Per Unit:
99.91
Resolution Approved:
Approved at the December 18, 2014 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; UBS Securities LLC
Name of Issuer:
NORDEA BANK AB
Title of Security:
NORDEA BANK AB 5.5% 23 SEP 2049-19 144A
Date of First Offering:
09/16/2014
Dollar Amount Purchased:
275,000
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the December 18, 2014 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman Sachs (Asia) L.L.C; BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation Hong Kong Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. International plc; Needham & Company, LLC; Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; Williams Capital Group, L.P.
Name of Issuer:
Alibaba Group Holding Ltd
Title of Security:
ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:
09/18/2014
Dollar Amount Purchased:
2,220,744
Number of Shares or Par Value of Bonds Purchased:
32,658
Price Per Unit:
68.00
Resolution Approved:
Approved at the December 18, 2014 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNY Mellon Capital Markets, LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.; Santander Investment Securities Inc.; Scott & Stringfellow, LLC; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group, L.P.
Name of Issuer:
SYSCO CORPORATION
Title of Security:
SYSCO CORPORATION 1.45% 02 OCT 2019-19
Date of First Offering:
09/23/2014
Dollar Amount Purchased:
174,762
Number of Shares or Par Value of Bonds Purchased:
175,000
Price Per Unit:
99.86
Resolution Approved:
Approved at the December 18, 2014 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:
SUNTORY HOLDINGS LTD
Title of Security:
SUNTORY HOLDINGS LIMITED 2.55% 29 SEP 2019 144A
Date of First Offering:
09/24/2014
Dollar Amount Purchased:
274,436
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
99.80
Resolution Approved:
Approved at the December 18, 2014 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; UniCredit Banca SpA
Name of Issuer:
BAYER US FINANCE LLC
Title of Security:
BAYER US FINANCE LLC 3% 08 OCT 2021 144A
Date of First Offering:
10/01/2014
Dollar Amount Purchased:
399,800
Number of Shares or Par Value of Bonds Purchased:
400,000
Price Per Unit:
99.95
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Societe Generale
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BBVA Securities Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; SG Americas Securities, LLC
Name of Issuer:
SPAIN I/L BOND
Title of Security:
SPANISH GOVT IL 0.55% 30 NOV 2019 REGS
Date of First Offering:
10/07/2014
Dollar Amount Purchased:
153,539
Number of Shares or Par Value of Bonds Purchased:
120,000
Price Per Unit:
101.54
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Societe Generale
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BBVA Securities Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; SG Americas Securities, LLC
Name of Issuer:
SPAIN I/L BOND
Title of Security:
SPANISH GOVT IL 0.55% 30 NOV 2019 REGS
Date of First Offering:
10/07/2014
Dollar Amount Purchased:
115,154
Number of Shares or Par Value of Bonds Purchased:
90,000
Price Per Unit:
101.31
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC
Name of Issuer:
NIPPON LIFE INSURANCE
Title of Security:
NIPPON LIFE INSURANCE CO. 5.1% 16 OCT 2044-24 144A
Date of First Offering:
10/09/2014
Dollar Amount Purchased:
375,000
Number of Shares or Par Value of Bonds Purchased:
375,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; Australia and New Zealand Banking Group Ltd.; Banca IMI S.p.A.; BBVA Securities Inc.; Capital One Securities, Inc.; CastleOak Securities, L.P.; Credit Agricole Securities (USA) Inc.; Danske Bank A/S; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; ING Financial Markets LLC; Lebenthal & Co., LLC; Lloyds Bank plc; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; National Australia Bank Ltd.; Natixis Securities Americas LLC; Rabo Securities USA, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; Standard Chartered Bank; Wells Fargo Securities, LLC
Name of Issuer:
BANK OF AMERICA CORP
Title of Security:
BANK OF AMERICA CORPORATION 6.5% 23 OCT 2049-24
Date of First Offering:
10/20/2014
Dollar Amount Purchased:
50,000
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lloyds Bank plc; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; UniCredit Banca SpA; Wells Fargo Securities, LLC
Name of Issuer:
WALGREENS BOOTS ALLIANCE
Title of Security:
WALGREENS BOOTS ALLIANCE, INC. 3.3% 18 NOV 2021-21
Date of First Offering:
11/06/2014
Dollar Amount Purchased:
324,113
Number of Shares or Par Value of Bonds Purchased:
325,000
Price Per Unit:
99.73
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; Robert W. Baird & Co. Inc.; Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:
Axalta Coating Systems Ltd
Title of Security:
AXALTA COATING SYSTEMS LTD.
Date of First Offering:
11/12/2014
Dollar Amount Purchased:
3,562,046
Number of Shares or Par Value of Bonds Purchased:
182,669
Price Per Unit:
19.50
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; HSBC Securities (USA) Inc.; Lloyds Bank plc; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.
Name of Issuer:
AMERICAN EXPRESS CO
Title of Security:
AMERICAN EXPRESS COMPANY 3.625% 05 DEC 2024-24
Date of First Offering:
12/02/2014
Dollar Amount Purchased:
124,409
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.53
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lloyds Bank plc; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
DIRECTV HOLDINGS/FING
Title of Security:
DIRECTV HOLDINGS LLC 3.95% 15 JAN 2025-24
Date of First Offering:
12/02/2014
Dollar Amount Purchased:
297,939
Number of Shares or Par Value of Bonds Purchased:
300,000
Price Per Unit:
99.31
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Banca IMI S.p.A.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Standard Chartered Bank; Wells Fargo Securities, LLC; Williams Capital Group, L.P.
Name of Issuer:
BECTON DICKINSON
Title of Security:
BECTON, DICKINSON AND COMPANY 2.675% 15 DEC 2019
Date of First Offering:
12/04/2014
Dollar Amount Purchased:
200,000
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:
LendingClub Corp
Title of Security:
LENDINGCLUB CORPORATION
Date of First Offering:
12/11/2014
Dollar Amount Purchased:
301,440
Number of Shares or Par Value of Bonds Purchased:
20,096
Price Per Unit:
15.00
Resolution Approved:
Approved at the February 12, 2015 Board Meeting.**

* Resolution adopted at the Meeting of the Board of Trustees on December 18, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended September 30, 2014 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

**  Resolution adopted at the Meeting of the Board of Trustees on February 12, 2015:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended December 31, 2014 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).